                                                                      Exhibit 32

                           CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is intended to accompany the Quarterly Report on Form 10-Q of Berkshire Bancorp Inc. (the "Company") for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Steven Rosenberg
                                              ----------------------------------
                                              Steven Rosenberg,
                                              Chief Executive Officer, President
                                              and Chief Financial Officer

                                              May 2, 2006

                                       36